SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 8, 2002
                                                         ---------------

                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                 File No. 1-8989                 13-3286161
        --------                 ---------------                 ----------

    (State or other          (Commission File Number)          (IRS Employer
    jurisdiction of                                            Identification
     incorporation)                                               Number)


               383 Madison Avenue, New York, New York     10179
               ---------------------------------------------------
               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (212) 272-2000
                                                           --------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (former name or former address, if changed since last report)


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Item 5. Other Events

            Filed herewith are copies of:

      (a) Amended and Restated By-laws of The Bear Stearns Companies Inc. (the "Company"), as amended through January 8, 2002.

      (b) Certificate of Elimination of the Cumulative Convertible Preferred Stock, Series A, Cumulative Convertible Preferred Stock, Series B, Cumulative Convertible Preferred Stock, Series C and Cumulative Convertible Preferred Stock, Series D of the Company.

      (c) Certificate of Elimination of the 7.88% Cumulative Preferred Stock, Series B of the Company.

      (d) Certificate of Elimination of the 7.60% Cumulative Preferred Stock, Series C of the Company.

      (e) Certificate of Correction of the Certificate of Stock Designation relating to the Company's Adjustable Rate Cumulative Preferred Stock, Series A, included in the Registration Statement on Form S-8 filed by the Company (Registration No. 33-49979).

      (f) Opinion of Cadwalader, Wickersham & Taft as to legality of the 5.70% Global Notes due 2007 to be issued by the Company.

      (g) Opinion of Cadwalader, Wickersham & Taft as to certain federal income tax consequences described in the Prospectus Supplement, dated January 8, 2002, to the Prospectus, dated January 11, 2001, included in the Registration Statement on Form S-3 filed by the Company (Registration No. 333-52902).

      (h)   Consent of Cadwalader, Wickersham & Taft.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (a)   Financial Statements of Businesses Acquired:

            Not applicable.

      (b)   Pro Forma Financial Information:

            Not applicable.

      (c)   Exhibits:

            The following exhibits are incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-52902) as exhibits to such Registration Statement:

            4(d)(6) Amended and Restated By-laws of the Company, as amended through January 8, 2002.


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

            4(d)(9) Certificate of Elimination of the Cumulative Convertible Preferred Stock, Series A, Cumulative Convertible Preferred Stock, Series B, Cumulative Convertible Preferred Stock, Series C and Cumulative Convertible Preferred Stock, Series D of the Company.

            4(d)(10) Certificate of Elimination of the 7.88% Cumulative Preferred Stock, Series B of the Company.

            4(d)(11) Certificate of Elimination of the 7.60% Cumulative Preferred Stock, Series C of the Company.

            4(d)(12) Certificate of Correction of the Certificate of Stock Designation relating to the Company's Adjustable Rate Cumulative Preferred Stock, Series A, included in the Registration Statement on Form S-8 filed by the Company (Registration No. 33-49979).


            5(a) Opinion of Cadwalader, Wickersham & Taft as to legality of the 5.70% Global Notes due 2007 to be issued by the Company.

            8(a) Opinion of Cadwalader, Wickersham & Taft as to certain federal income tax consequences (Included in Exhibit 5(a)).

            23(c)      Consent of Cadwalader, Wickersham & Taft (Included in
                       Exhibit 5(a)).


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        THE BEAR STEARNS COMPANIES INC.


                                        By: /s/ Marshall J Levinson
                                            -----------------------------------
                                            Marshall J Levinson
                                            Controller
                                            (Principal Accounting Officer)

Dated: January 15, 2002


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

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------

4(d)(6) Amended and Restated By-laws of the Company, as amended through January 8, 2002.

4(d)(9) Certificate of Elimination of the Cumulative Convertible Preferred Stock, Series A, Cumulative Convertible Preferred Stock, Series B, Cumulative Convertible Preferred Stock, Series C and Cumulative Convertible Preferred Stock, Series D of the Company.

4(d)(10) Certificate of Elimination of the 7.88% Cumulative Preferred Stock, Series B of the Company.

4(d)(11) Certificate of Elimination of the 7.60% Cumulative Preferred Stock, Series C of the Company.

4(d)(12) Certificate of Correction of the Certificate of Stock Designation relating to the Company's Adjustable Rate Cumulative Preferred Stock, Series A, included in the Registration Statement on Form S-8 filed by the Company (Registration No. 33-49979).

5(a) Opinion of Cadwalader, Wickersham & Taft as to legality of the 5.70% Global Notes due 2007 to be issued by The Bear Stearns Companies Inc.

8(a) Opinion of Cadwalader, Wickersham & Taft as to certain federal income tax consequences (Included in Exhibit 5(a)).

23(c)              Consent of Cadwalader, Wickersham & Taft (Included in Exhibit
                   5(a)).


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